UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2018

TREVENA, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-36193	26-1469215
(Commission File No.)	(IRS Employer Identification No.)

955 Chesterbrook Boulevard, Suite 200

Chesterbrook, PA 19087

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (610) 354-8840

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01.                Entry into a Material Definitive Agreement.

On February 28, 2018, the Board of Directors (the “Board”) of Trevena, Inc. (“Trevena” or the “Company”) the number of options awarded to a non-employee director upon initial election to the Board and annually at the Annual Meeting of Stockholders was increased by 30,000 shares and 15,000 shares, respectively.  All aspects of the cash compensation of non-employee directors remained unchanged.  A copy of the Trevena, Inc. Non-Employee Director Compensation Policy, effective as of Febuary 28, 2018, is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.02                   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 28, 2018, the Board (i) approved a cash incentive award for fiscal year 2017 under the Trevena, Inc. Incentive Compensation Plan (the “ICP”) to be made to Maxine Gowen, Ph.D., the President and Chief Executive Officer (the “CEO”) of the Company, and (ii) ratified ICP cash incentive awards for fiscal year 2017 that were approved by the Compensation Committee of the Board for the Company’s executive officers other than the CEO.  The individual ICP awards earned in 2017 will be paid in mid-March 2018, as follows: Maxine Gowen, Ph.D., $268,785; Carrie Bourdow, $130,413; David Geoghegan, $93,554; Roberto Cuca, $111,739; Yacoub Habib, Ph.D., $107,989; John M. Limongelli, $109,169; and Jonathan Violin, Ph.D., $71,812.

Separately, the Board approved (i) for Dr. Gowen, an increase in her target cash incentive opportunity from 55% of her annual base salary to 60% of her annual base salary and (ii) for the Company’s Senior Vice Presidents, an increase in the target cash incentive opportunity from 35% of their respective annual base salary to 40% of their respective annual base salary.

Item 9.01.                Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description

10.1	Trevena, Inc.Non-Employee Director Compensation Policy, effective as of February 28, 2018.

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EXHIBIT INDEX

Exhibit Number	Exhibit Description

10.1	Trevena, Inc.Non-Employee Director Compensation Policy, effective as of February 28, 2018.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 2, 2018	TREVENA, INC.

	By:	/s/ John M. Limongelli
John M. Limongelli
Sr. Vice President, General Counsel & Chief Administrative Officer

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